U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 2004

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Garfield Street, Denver, Colorado 80206

(Address of principal executive offices; zip code)

(303) 399-2400

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Amendment No. 2 to the Directors' Stock Option Plan
Option Agreement to Directors' Stock Option Plan
Press Release

ITEM 1.01. Entry into a Material Definitive Agreement

     Effective September 2, 2004, the Board of Directors of the Company approved an amendment to the Directors’ Stock Option Plan to provide that each non-employee director of the Company shall be automatically granted an option to acquire 3,000 shares of the Company’s common stock effective upon his or her election as a director, rather than an option to acquire 10,000 shares of common stock as previously provided in the Plan. A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K. Director stock options will be evidenced by option agreements in the form attached as Exhibit 10.2 to this report.

     In conjunction with the change to the Plan and effective September 2, 2004, the Board approved a cash compensation plan for outside directors. Commencing October 1, 2004, outside directors will be paid an annual fee of $24,000, payable in equal quarterly installments. Additionally, commencing September 8, 2004, directors will be paid $1,000 per regular quarterly meeting attended and $500 per special meeting attended.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective at the close of business on September 3, 2004, Albert Yates and Kay Norton were appointed to the Board, and the Board determined that each of them qualifies as an independent director pursuant to New York Stock Exchange listing standards and applicable rules of the Securities and Exchange Commission. Each of Ms. Norton and Dr. Yates was also appointed to the Audit Committee of the Company’s Board. Dr. Yates was also appointed to the Compensation and Option Committee and Ms. Norton was appointed to the Governance and Nominating Committee.

     In addition, Hank Brown resigned from the Board effective at the close of business on September 3, 2004, citing other commitments.

     A copy of the press release announcing these changes to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     Due to an incumbent director choosing not to stand for re-election at the Company’s annual meeting on May 7, 2004, the Company has had only two independent directors since that date and has not been in compliance with the New York Stock Exchange’s requirement that listed company audit committees have at least three members. With the appointment of Ms. Norton and Dr. Yates to the Board and the Audit Committee of the Board, the Company is now in compliance with the rules and continued listing standards of the New York Stock Exchange pertaining to independent directors and audit committee composition.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to the Startek, Inc. Directors’ Stock Option Plan

10.2	Form of Option Agreement pursuant to Directors’ Stock Option Plan

99.1	Press Release dated September 3, 2004

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: September 9, 2004	By:	/s/ Eugene L. McKenzie, Jr.

Eugene L. McKenzie, Jr.
Executive Vice President, Chief Financial Officer,
Secretary, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to the Startek, Inc. Directors’ Stock Option Plan

10.2	Form of Option Agreement pursuant to Directors’ Stock Option Plan

99.1	Press Release dated September 3, 2004